Exhibit 21

Subsidiary	Jurisdiction of Formation
United States:
1ST & Fresh, LLC	Delaware
American Snack & Beverage, LLC	Florida
Aramark American Food Services, LLC	Ohio
Aramark Asia Management, LLC	Delaware
Aramark Aviation Services Limited Partnership	Delaware
Aramark Business & Industry, LLC	Delaware
Aramark Business Center, LLC	Delaware
Aramark Business Dining Services of Texas, LLC	Texas
Aramark Business Facilities, LLC	Delaware
Aramark Campus, LLC	Delaware
Aramark Capital Asset Services, LLC	Wisconsin
Aramark Cleanroom Services, LLC	Delaware
Aramark Cleanroom Services (Puerto Rico), Inc.	Delaware
Aramark Concessions Services Joint Venture	Texas
Aramark Confection, LLC	Delaware
Aramark Construction Services, Inc.	Delaware
Aramark Construction and Energy Services, LLC	Delaware
Alt. Name: Aramark Asset Solutions
Aramark Consumer Discount Company	Pennsylvania
Aramark Correctional Services, LLC	Delaware
Aramark Distribution Services, Inc.	Illinois
Aramark Educational Group, LLC	Delaware
Aramark Educational Services of Texas, LLC	Texas
Aramark Educational Services of Vermont, Inc.	Vermont
Aramark Educational Services, LLC	Delaware
Aramark Entertainment, LLC	Delaware
Aramark Executive Management Services USA, Inc.	Delaware
Aramark Facility Services, LLC	Delaware
Aramark FHC Business Services, LLC	Delaware
Aramark FHC Campus Services, LLC	Delaware
Aramark FHC Correctional Services, LLC	Delaware
Aramark FHC Healthcare Support Services, LLC	Delaware
Aramark FHC Kansas, Inc.	Kansas
Aramark FHC Refreshment Services, LLC	Delaware
Aramark FHC School Support Services, LLC	Delaware
Aramark FHC Services, LLC	Delaware
Aramark FHC Sports and Entertainment Services, LLC	Delaware
Aramark FHC, LLC	Delaware
Aramark Food and Support Services Group, Inc.	Delaware
Aramark Food Service of Texas, LLC	Texas
Aramark Food Service, LLC	Delaware
Aramark FSM, LLC	Delaware
Aramark Global, Inc.	Delaware
Aramark Healthcare Support Services of the Virgin Islands, Inc.	Delaware
Aramark Healthcare Support Services, LLC	Delaware
Aramark Healthcare Technologies, LLC	Delaware
Aramark Industrial Services, LLC	Delaware
Aramark Intermediate HoldCo Corporation	Delaware
Aramark Japan, LLC	Delaware
Aramark Lakewood Associates	Georgia
Aramark Management Services Limited Partnership	Delaware
Aramark Management, LLC	Delaware
Aramark Organizational Services, LLC	Delaware
Aramark Processing, LLC	Delaware
Aramark Rail Services, LLC	Delaware
Aramark RBI, Inc.	Delaware

Exhibit 21

Aramark Receivables LLC	Delaware
Aramark Refreshment Group, Inc.	Delaware
Aramark Refreshment Services of Tampa, LLC	Delaware
Aramark Refreshment Services, LLC	Delaware
Aramark S&E/QCF Joint Venture	Texas
Aramark Schools Facilities, LLC	Delaware
Aramark Schools, LLC	Delaware
Aramark SCM, Inc.	Delaware
Aramark Senior Living Services, LLC	Delaware
Aramark Senior Notes Company, LLC	Delaware
Aramark Services, Inc.	Delaware
Aramark Services of Kansas, Inc.	Kansas
Aramark Services of Puerto Rico, Inc.	Delaware
Aramark SM Management Services, Inc.	Delaware
Aramark SMMS LLC	Delaware
Aramark SMMS Real Estate LLC	Delaware
Aramark Sports and Entertainment Group, LLC	Delaware
Aramark Sports and Entertainment Services of Texas, LLC	Texas
Aramark Sports and Entertainment Services, LLC	Delaware
Aramark Sports Facilities, LLC	Delaware
Aramark Sports, LLC	Delaware
Aramark Technical Services North Carolina, Inc.	North Carolina
Aramark Togwotee, LLC	Delaware
Aramark U.S. Offshore Services, LLC	Delaware
Aramark Uniform & Career Apparel Group, Inc.	Delaware
Aramark Uniform & Career Apparel, LLC	Delaware
Alt. Name: Aramark Uniform Services; Wearguard-Crest
Aramark Uniform Manufacturing Company	Delaware
Aramark Uniform Services (Matchpoint) LLC	Delaware
Aramark Uniform Services (Rochester) LLC	Delaware
Aramark Uniform Services (Syracuse) LLC	Delaware
Aramark Uniform Services (Texas) LLC	Delaware
Aramark Uniform Services (West Adams) LLC	Delaware
Aramark Venue Services, Inc.	Delaware
Aramark WTC, LLC	Delaware
Aramark Chugach Alaska Services, LLC	Delaware
Aramark-FINCO of Texas, LLC	Texas
Aramark-Gourmet DPS, LLC	Michigan
Aramark-KWAME of St. Louis, LLC	Delaware
Aramark-SFS Healthcare J.V., L.L.C.	Delaware
Aramark/Giacometti Joint Venture	Oregon
Aramark/Globetrotters, LLC	Delaware
Aramark/GM Concessions Joint Venture	Pennsylvania
Aramark/Gourmet HE-1, LLC	North Carolina
Aramark/Gourmet HE-2, LLC	North Carolina
Aramark/Hart Lyman Entertainment, LLC	Delaware
Aramark/HF Company	Pennsylvania
Aramark/HMS, LLC	Delaware
Aramark/Martin's Stadium Concession Services OPACY Joint Venture	Maryland
Aramark/QHC, LLC	Delaware
Aramark/SFS Joint Venture	Delaware
Brand Coffee Service, Inc.	Texas
Canyonlands Rafting Hospitality, LLC	Delaware
Corporate Coffee Systems, LLC	Delaware
D.G. Maren II, Inc.	Delaware
Delicious on West Street LLC	New York
Delsac VIII, Inc.	Delaware
Doyon/Aramark Denali National Park Concessions Joint Venture	Alaska

Exhibit 21

Filterfresh Coffee Service, LLC	Delaware
Filterfresh Franchise Group, LLC	Delaware
Fine Host Holdings, LLC	Delaware
Glacier Bay National Park and Preserve Concessions, LLC	Alaska
Gourmet Aramark Services, LLC	Delaware
Harrison Conference Associates, LLC	Delaware
Harrison Conference Services of North Carolina, LLC	North Carolina
Harry M. Stevens, LLC	Delaware
Harry M. Stevens, Inc. of New Jersey	New Jersey
Harry M. Stevens, Inc. of Penn.	Pennsylvania
HPSI Purchasing Services, LLC	Delaware
L&N Uniform Supply, LLC	California
Lake Tahoe Cruises, LLC	California
Landy Textile Rental Services, LLC	Delaware
Lifeworks Restaurant Group, LLC	Delaware
MyAssistant, Inc.	Pennsylvania
New Aramark, LLC	Delaware
Old Time Coffee Co.	California
Olympic Peninsula Hospitality, LLC	Delaware
Overall Laundry Services, Inc.	Washington
Paradise Hornblower, LLC	California
Philadelphia Ballpark Concessions Joint Venture	Pennsylvania
Restaura, Inc.	Michigan
Rocky Mountain Hospitality, LLC	Delaware
Rushmore Hospitality, LLC	Delaware
South Rim Hospitality, LLC	Delaware
Sun Office Service, Inc.	Texas
Tarrant County Concessions, LLC	Texas
The Aramark Foundation	Pennsylvania
Travel Systems, LLC	Nevada
Yosemite Hospitality, LLC	Delaware

International:
AIL Servicos Alimenticios e Participacoes Ltda.	Brazil
AIM Services Co. Ltd.	Japan
ARA Catering and Vending Services Limited	United Kingdom
ARA Coffee Club Limited	United Kingdom
ARA Coffee System Limited	United Kingdom
ARA Food Services Limited	United Kingdom
ARA Marketing Services Limited	United Kingdom
ARA Offshore Services Limited	United Kingdom
Aramark (BVI) Limited	British Virgin Islands
Aramark Airport Services Limited	United Kingdom
Aramark B.V.	Netherlands
Aramark Beverages Limited	United Kingdom
Aramark Canada Ltd.	Canada
Aramark Canadian Investments Inc.	Canada
Aramark Catering Limited	United Kingdom
Aramark CCT Trustees Limited	United Kingdom
Aramark China Holdings Limited	Hong Kong
Aramark Cleaning S.A.	Belgium
Aramark Co. Ltd.	Korea
Aramark Colombia SAS	Colombia
Aramark Denmark ApS	Denmark
Aramark Entertainment Services (Canada) Inc.	Canada
Aramark Global Group S.a.r.l.	Luxembourg
Aramark GmbH	Germany

Exhibit 21

Aramark Gulf Limited	United Kingdom
Aramark Gulf Limited Catering Services LLC	Qatar
Aramark Holdings GmbH & Co. KG	Germany
Aramark Holdings Ltd.	United Kingdom
Aramark International Holdings S.a.r.l.	Luxembourg
Aramark Inversiones Latinoamericanas Limitada	Chile
Aramark Investments Limited	United Kingdom
Aramark Ireland Holdings Limited	Ireland
Aramark Japan Holdings Limited	United Kingdom
Aramark Kazakhstan Ltd.	Kazakhstan
Aramark KSA LLC	Saudi Arabia
Aramark Limited	United Kingdom
Aramark Management GmbH	Germany
Aramark Manning Services UK Limited	United Kingdom
Aramark Mexico, S.A. de C.V.	Mexico
Aramark Monclova Manufacturing de Mexico, S.A. de C.V.	Mexico
Aramark Monclova Support, S.A.de C.V.	Mexico
Aramark Norway SA	Norway
Aramark Partnership Limited	United Kingdom
Aramark Peru Servicios de Intermediacion SRL	Peru
Aramark Peru, S.A.C.	Peru
Aramark Property Services Limited	Ireland
Aramark Quebec Inc.	Canada
Aramark Regional Treasury Europe DAC	Ireland
Aramark Remote Workplace Services Ltd.	Canada
Aramark Restaurations GmbH	Germany
Aramark S.A.	Belgium
Aramark S.A. de C.V.	Mexico
Aramark SARL	Luxembourg
Aramark School Catering Facility Ltd.	Czech Republic
Aramark Service Industries (China) Co., Ltd.	China
Aramark Services SA	Belgium
Aramark Servicios de Catering, S.L.	Spain
Aramark Servicios Industriales, S. de R.L. de C.V.	Mexico
Aramark Servicios Integrales, S.A.	Spain
Aramark Servicios Mineros y Remotos Limitada	Chile
Aramark Servicos Alimenticos e Participacoes Ltda.	Brazil
Aramark Sub Investments Limited	United Kingdom
Aramark Trustees Limited	United Kingdom
Aramark Uniform Holding de Mexico, S.A. de C.V.	Mexico
Aramark Uniform Services (Canada) Ltd.	Canada
Aramark Uniform Services Japan Corporation	Japan
Aramark Workplace Solutions (UK) Ltd.	United Kingdom
Aramark Workplace Solutions Yonetim Hizmetleri Limited Sirketi	Turkey
Aramark Worldwide Investments Limited	United Kingdom
Aramark, S.R.O.	Czech Republic
Aramark/Dasko Restaurant and Catering Services S.A.	Greece
ARAMONT Company Ltd.	Bermuda
Avoca Handweavers Limited	Ireland
Avoca Handweavers NI Limited	United Kingdom
Avoca Handweavers Shops Limited	Ireland
Avoca Handweavers UK Limited	United Kingdom
Beijing Golden Collar Dining Ltd.	China
Campbell Catering (Belfast) Ltd.	United Kingdom
Campbell Catering (N.I.) Ltd.	United Kingdom
Campbell Catering Holdings Limited	Ireland
Campbell Catering Limited	United Kingdom
Campbell Catering Ltd.	Ireland

Exhibit 21

Campbell Catering Services	Ireland
Catering Alliance Limited	United Kingdom
Caterwise Food Services Limited	United Kingdom
CDR Mantenimiento Integral S.A.	Chile
Central de Abastecimiento Limitada	Chile
Central de Restaurantes Aramark Limitada	Chile
Central de Restaurantes Aramark Multiservicios Limitada	Chile
Central de Restaurantes S.R.L.	Argentina
Central Multiservicios S.R.L.	Argentina
Centrapal S.R.L.	Argentina
Centro de Innovacion y Servicio S.A.	Chile
Complete Purchasing Services Inc.	Canada
Distributor JV Limited	British Virgin Islands
Effective Partnerships Limited	United Kingdom
Food JV Limited	British Virgin Islands
Glenrye Properties Services Limited	Ireland
Hunters Catering Partnership Limited	United Kingdom
Instituto ICS S.A.	Chile
Inversiones Aramark Chile Limitada	Chile
Inversiones Centralcorp Limitada	Chile
Inversiones en Aseo y Mantenimiento S.A	Chile
Inversiones Palm Limitada	Chile
Irish Estates (Facilities Management) Limited	Ireland
MESA	Cayman Islands
Nissho Linen	Japan
Orange Support Services Limited	United Kingdom
Premier Management Company (Dublin) Limited	Ireland
Premier Partnership (Catering) Limited	United Kingdom
Seguricorp Servicios S.A.	Chile
Spokesoft Technologies Limited	Ireland
Stuart Cabeldu Catering Limited	United Kingdom
The Original Food Company Limited	United Kingdom
Vector Environmental Services Limited	United Kingdom
Vector Workplace and Facility Management Limited	Ireland
Veris Property Management Limited	United Kingdom
Veris UK Limited	United Kingdom